UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 10, 2021

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California	93108
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on Jun 27, 2021, QAD Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Project Quick Parent, LLC, a limited liability company organized under the laws of Delaware (“Parent”) and Project Quick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent (the “Merger”), subject to and in accordance with the terms and conditions of the Merger Agreement.

The completion of the Merger is conditioned upon the satisfaction or waiver of certain closing conditions, including, among other things, receipt of specified regulatory approvals, or the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the antitrust laws of certain other foreign jurisdictions relating to the consummation of the Merger. The applicable waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on August 11, 2021 and the requisite regulatory approvals were obtained, or the applicable waiting periods expired or terminated, under the antitrust laws of certain other foreign jurisdictions on August 10, 2021.

The completion of the Merger remains subject to other customary closing conditions, including, the receipt of the required approvals from the Company’s stockholders holding (i) a majority of the voting power of all outstanding shares of Class A Common Shares, par value of $0.001 per share and Class B Common Stock, par value of $0.001 per share (together the “Shares”) entitled to vote, voting as a single class and (ii) a majority of the voting power of all outstanding Shares, voting as a single class, that are not owned, beneficially or of record, by the Pamela M. Lopker, the Company’s founder and President, and certain entities affiliated with Ms. Lopker, namely, the Lopker Living Trust dated November 18, 2013, and the Estate of Karl F. Lopker, their respective affiliates, or any executive officer or director of the Company.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Parent. In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.qad.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2021 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 31, 2021, and the definitive proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) uncertainties as to the timing of the proposed transaction; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (ix) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (x) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xi) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xii) risks related to the protection of the Company’s intellectual property; (xiii) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (xiv) changes in the Company’s revenue, earnings, operating expenses and margins; (xv) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvi) the Company’s ability to leverage changes in technology; (xvii) risks related to defects in the Company’s software products and services; (xviii) changes in third-party opinions about the Company; (xix) changes in competition in the Company’s industry; (xx) delays in sales; (xxi) timely and effective integration of newly acquired businesses; (xxii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiii) fluctuations in exchange rates; and (xxiv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Date: August 12, 2021	By:	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer